As filed with the Securities and Exchange Commission on February 5, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)
(626) 914-7383
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2009

Item 1. Report to Stockholders.

Stephens
Investment Management Group®

THE POWER OF GROWTH®

STEPHENS FUNDS®

ANNUAL REPORT

SMALL CAP GROWTH FUND

MID CAP GROWTH FUND

NOVEMBER 30, 2009

Shareholder Letter	2
Expense Example	7
Schedule of Investments	14
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	34
Notes to Financial Statements	38
Additional Information	55
Privacy Notice	56

Stephens Funds®

Fellow Shareholder:

We are pleased to present this annual report to you under much better circumstances than our prior letter. As always, we would like to welcome our new shareholders and thank our existing shareholders for their continued support and confidence. At Stephens, we firmly believe in investing alongside of our clients — each member of the portfolio management team has significant investments in our Funds. The following contains a brief discussion of equity markets, some commentary on our Funds’ performance, and an outlook for the coming year.

Market Overview

There is a famous quote: “Experience is a hard teacher. She gives the test first and the lessons afterwards.”

This year’s experience should teach us several lessons. Among them is the rule that markets overreact on the upside and on the downside. By definition, markets peak when confidence is peaking, and they trough when there is no confidence at all. This early spring was such a time. The language describing the economy had shifted from “recession” to “depression”, as the pundits and the press laid out all the similarities to the Great Depression. Investors responded by continuing to pull out of the market, ironically putting their money in cash or money market accounts, effectively earning zero interest. The appetite for risk was gone.

It is this very sort of capitulation that makes the bottom. When no one wants to buy risky assets, their price is suddenly much more attractive (stocks were very cheap), and when everyone wants the safety of a Treasury, their price becomes less attractive (yields were almost at zero).

Eventually, the economy showed small signs of improvement — green shoots. Stocks reported surprising levels of profitability, due largely to aggressive cost cutting and inventory management. The combination of incrementally better news and very low valuations set the stage for a powerful rally.

Consequently, simply noting the S&P 500’s one year return of 25.39% (for the twelve months ended November 30, 2009) belies the range of market action, volatility, and sentiment. Within the gyrations of the market, there was a strong performance bias towards lower quality companies. Off of the market bottom, the best performers were the stocks that had the most debt, the lowest profitability, and the least growth — those that had lost the most in the downturn. The rising tide lifted all boats, but those that were about to sink had more to gain (in percentage terms).

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Stephens Funds®

Outlook

In last year’s shareholder letter, we knew better than to specify a narrow time frame, but we tried to focus on the prospect of things that could get better. Things got better — much better — the easy money from bouncing off the bottom has been made. So, where do we go from here?

The economy is more stable now and on the road to recovery, but there are still uncertainties on the horizon: inflation, a weak dollar, the burgeoning national debt, the chance of a double-dip recession, etc. But differing opinions and multiple uncertainties are what make a healthy market.

We believe that further gains will require improving fundamentals. Valuations aren’t cheap anymore, and the positive earnings reports from cost-cutting won’t last much longer. We believe the stocks that will warrant higher prices will be the ones that are growing.

It is quite possible that there is more fuel to this market rally. The market has gone up very reluctantly, with many investors waiting for the pull-back. Since March, there were only a few brief moments that might be deemed to be a pull-back. Consequently, there are a lot of investors who are underweight in equities. As that money comes back into the market, it could provide a powerful tailwind.

We still believe that although the economy is bouncing, and there are some easy year-over-year comparisons, the tailwind of booming markets and synchronized global growth has subsided. Real, sustainable, organic growth will be relatively scarce, and investors will be more willing to “pay up” for companies that can deliver.

While we recognize the many risks, we are generally optimistic about the market’s prospects. One of our primary concerns from an economic perspective is inflation, but equity strategies are in some ways a hedge against inflation. We think the risk versus conventional wisdom are to the up-side — that the virtuous cycle of improvement can be more powerful and robust than we remember. With even greater confidence, we believe that higher quality stocks will outperform their counterparts; that growth will outperform value.

Stephens Small Cap Growth Fund

For the twelve month period ended November 30, 2009, Class A shares of the Fund had a return of 31.74%, excluding sales charges. Over the same period, the S&P 500® Index was up 25.39%, and the Fund’s benchmark, the Russell 2000® Growth Index was up 30.59%.

In prior periods we had reduced our exposure to the Consumer Discretionary sector, but we started rebuilding select positions near the beginning of the fiscal year. This sector was the best performing for the benchmark, although it was also subject to the low quality bias mentioned above. We had success with our discount-focused retailers, but our lack of exposure to retail and

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Stephens Funds®

restaurants hurt our relative performance. Media companies were a true bright spot for the Fund. National Cinemedia Inc. and IMAX Corp. performed very well as consumers found comfort in relatively cheap entertainment in a particularly strong box office year.

Technology stocks were another area of strength for the overall market. It was the Fund’s best performing sector, and our overweight position here helped greatly. Our holdings in companies with an online focus, such as Vistaprint NV, MercadoLibre Inc. and Omniture Inc. were top performers. Semiconductor and semiconductor capital equipment companies also exhibited strength. Despite near term shortfalls, STEC Inc. remained one of the Fund’s top contributors as we took profits earlier in the year. The Fund struggled with certain stocks that entered the year with high valuations, like Vocus Inc.

Financials underperformed, and our overweight position here hurt the Fund. We remain positioned in mostly specialty, niche companies that stand to benefit from a weakened, yet recovering economy.

The Fund had mixed results in Healthcare. Our structural underweight position in pure play biotech companies hurt the Fund, as they did well. But we enjoyed success with our multiple holdings in the Healthcare IT industry. Quality Systems Inc. and athenahealth Inc. were top performers, and we feel should continue to have a healthy outlook as federal stimulus spending will help the industry. We are very mindful of pending legislation and its implications, but for the most part, our holdings should not be directly impacted by healthcare reform.

The Fund’s investments in energy stocks were a source of strong performance. In addition to being overweight in the sector, our exposure to energy service names proved to be the right call this year. Oceaneering International Inc., Dril-Quip Inc., and Core Laboratories N.V. were all top contributors. We remain bulls on the long term prospects for energy.

Stephens Mid Cap Growth Fund

For the twelve month period ended November 30, 2009, Class A shares of the Fund had a return of 33.84%, excluding sales charges. Over the same period, the S&P 500® Index was up 25.39%, and the Fund’s benchmark, the Russell Midcap® Growth Index was up 42.83%.

Consumer Discretionary stocks bounced back from their lackluster performance over the last year. The Fund trailed the benchmark in part due to our reduced exposure to hotel and restaurant issues, which had been some of the hardest hit stocks but traded up throughout the year on speculation of an improving economy. The Fund did well with specialty retailers, in particular discount retailer Ross Stores Inc., as more consumers sought out lower cost alternatives. Urban Outfitters Inc. was also a strong performer for the Fund.

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Stephens Funds®

Overall, the Fund struggled in Healthcare. We had continued success in the Healthcare IT space with Cerner Corp. and others. We underperformed in biotechnology however. One of our core holdings, Psychiatric Solutions Inc. suffered several setbacks throughout the year, although it appears the positive long term trends remain intact. We believe that the Fund is well positioned for the coming year; most of our holdings should not be directly impacted by pending healthcare reform legislation.

Technology was the Fund’s top performing sector, with particular strength in software stocks such as Red Hat Inc. and Salesforce.com. Online business also fared well, and the Fund has numerous holdings benefiting from these trends. Video maker, Activision Blizzard Inc. did not perform as well as we had hoped, but we continue to hold the stock based on strong gaming franchises and an ever-expanding user base. Flir Systems Inc. was also a negative contributor, as we liquidated our position mid-year.

We trailed among Financials, largely due to our lack of exposure to banks. We avoided the volatility and risk there, but we made significant bets in stocks exposed to capital markets, and that paid off. Affiliated Managers Group Inc. and Raymond James Financial Inc. were strong performers.

Energy was once again a source of strength for the Fund. We had increased our exposure throughout the year, and as commodity prices rebounded, so did the stocks. We believe that as the global economy recovers, we will soon re-encounter the supply side constraints that boosted prices only eighteen months ago.

In Closing...

The other lesson that this year’s experience should teach us is that predicting the market is incredibly difficult, if not impossible. It happens of course, but it may just be good luck rather than skill. Given enough time and a million monkeys at a million typewriters, one will produce all of Shakespeare’s works. And similarly, among millions of market pundits making market predictions, one will “predict” the market.

Of course we know that investors aren’t just monkeys hammering away randomly, hopefully we’re all smarter than that! But as humans, emotions and bad habits sometimes cause us to behave worse than randomly. Unfortunately, those emotions and heuristics seem to rear their heads at the worst possible times. But these same actions are the foundation for behavioral finance, and ultimately they help create the inefficiencies which in part, we seek to use to our (and your) advantage.

Rigorous discipline might be the best tool to eliminate the bad decisions that arise from the human condition. And for us, discipline is a mantra. I would argue that our approach during this volatile period has allowed us to establish a very attractive performance record. In the midst of the fear and turmoil, we remained diligent, fully invested, and constantly seeking new opportunities.

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Stephens Funds®

We remained disciplined in our search for the best and fastest growing companies and adherent to the philosophies and investment principles we have followed for years. As always, we appreciate your confidence and trust. We look forward to serving your investment needs.

Your Fellow Shareholder,

Ryan Edward Crane

Past performance is no guarantee of future results.

Opinions expressed are those of Ryan Edward Crane and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is unmanaged and commonly used to measure performance of U.S. stocks. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The Russell Midcap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments within the report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor. (1/10)

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Stephens Funds®

Sector Allocation at November 30, 2009

*	Cash Equivalents and other assets less liabilities
Sector allocations and Fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

Expense Example For the Six Months Ended November 30, 2009 (Unaudited)

As a shareholder of the Stephens Small Cap Growth Fund or the Stephens Mid Cap Growth Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 – November 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem Class A shares less than 30 days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual

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Stephens Funds®

Expense Example For the Six Months Ended November 30, 2009 (Unaudited), Continued

maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Stephens Funds®

Expense Example For the Six Months Ended November 30, 2009 (Unaudited), Continued

Stephens Small Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2009 –
	June 1, 2009	November 30, 2009	November 30, 2009*

Class A Actual	$1,000	$1,173	$8.17
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59
Class I Actual	$1,000	$1,174	$6.81
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.33

Stephens Mid Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2009 –
	June 1, 2009	November 30, 2009	November 30, 2009*

Class A Actual	$1,000	$1,178	$8.19
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59
Class I Actual	$1,000	$1,180	$6.83
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.33

*	Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.50% (reflecting fee waivers in effect) for Class A shares and 1.25% (reflecting fee waivers in effect) for Class I shares, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

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Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class A
Value of $10,000 vs Russell 2000®
Growth Index and S&P 500® Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2009	1 Year	3 Year	(12/1/2005)
Class A	31.74%	(4.84)%	(2.36)%
Class A (with sales charge)	24.86%	(6.53)%	(3.66)%
Russell 2000® Growth Index	30.59%	(6.67)%	(2.47)%
S&P 500® Index	25.39%	(5.79)%	(1.44)%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 1, 2005, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

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Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class I
Value of $10,000 vs Russell 2000®
Growth Index and S&P 500® Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2009	1 Year	3 Year	(8/31/2006)
Class I	32.16%	(4.62)%	(1.98)%
Russell 2000® Growth Index	30.59%	(6.67)%	(3.44)%
S&P 500® Index	25.39%	(5.79)%	(3.11)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

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Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class A
Value of $10,000 vs Russell Midcap®
Growth Index and S&P 500Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2009	1 Year	3 Year	(2/1/2006)
Class A	33.84%	(3.74)%	(3.46)%
Class A (with sales charge)	26.85%	(5.45)%	(4.80)%
Russell Midcap® Growth Index	42.83%	(5.38)%	(2.96)%
S&P 500® Index	25.39%	(5.79)%	(1.92)%

This chart illustrates the performance of a hypothetical $10,000 investment made on February 1, 2006, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

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Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class I
Value of $10,000 vs Russell Midcap®
Growth Index and S&P 500® Index

Average Annual Total Returns			Since Inception
Year Ended November 30, 2009	1 Year	3 Year	(8/31/2006)
Class I	34.12%	(3.51)%	(1.15)%
Russell Midcap® Growth Index	42.83%	(5.38)%	(2.05)%
S&P 500® Index	25.39%	(5.79)%	(3.11)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and indices.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2009

Shares		Value
	COMMON STOCKS - 96.4%
	Auto Components - 1.2%
39,100	LKQ Corp.*	$681,513

	Beverages - 0.5%
7,800	Hansen Natural Corp.*	272,766

	Biotechnology - 1.3%
8,000	BioMarin Pharmaceutical, Inc.*	132,080
13,400	Cepheid, Inc.*	165,892
7,100	Cubist Pharmaceuticals, Inc.*	118,428
6,100	Myriad Genetics, Inc.*	141,032
3,800	United Therapeutics Corp.*	173,242

		730,674

	Capital Markets - 2.9%
6,100	Affiliated Managers Group, Inc.*	397,781
4,200	Greenhill & Co., Inc.	342,930
16,700	Raymond James Financial, Inc.	405,643
8,900	Stifel Financial Corp.*	478,108

		1,624,462

	Commercial Banks - 1.4%
12,500	East West Bancorp, Inc.	182,375
20,500	Pinnacle Financial Partners, Inc.*	242,105
9,500	Prosperity Bancshares, Inc.	378,385

		802,865

	Commercial Services & Supplies - 8.9%
13,632	Advisory Board Co.*	357,158
14,800	Cornell Companies, Inc.*	325,008
16,435	CoStar Group, Inc.*	652,963
12,500	CRA International, Inc.*	310,875
7,900	FTI Consulting, Inc.*	365,454
25,900	GEO Group, Inc.*	514,892
13,800	ICF International, Inc.*	372,600
17,700	Portfolio Recovery Associates, Inc.*	797,031
3,300	Strayer Education, Inc.	651,750
16,200	Team, Inc.*	265,680

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 96.4%, CONTINUED
	Commercial Services & Supplies - 8.9%, Continued

15,800	Tetra Tech, Inc.*	$416,172

		5,029,583

	Communications Equipment - 2.6%
19,600	DG FastChannel, Inc.*	528,220
12,300	F5 Networks, Inc.*	578,469
17,800	Riverbed Technology, Inc.*	362,408

		1,469,097

	Computers & Peripherals - 1.4%
17,000	QLogic Corp.*	304,980
23,077	STEC, Inc.*	285,924
15,300	Stratasys, Inc.*	227,205

		818,109

	Consumer Finance - 1.5%
32,900	EZCORP, Inc.*	485,933
18,600	First Cash Financial Services, Inc.*	355,260

		841,193

	Distributors - 0.3%
13,400	DXP Enterprises, Inc.*	159,728

	Diversified Consumer Services - 0.9%
6,800	Capella Education Co.*	484,704

	Diversified Financial Services - 0.5%
17,600	Encore Capital Group, Inc.*	299,904

	Diversified Telecommunication Services - 0.7%
16,100	Neutral Tandem, Inc.*	371,427

	Electric Services - 0.3%
4,700	Ormat Technologies, Inc.	193,499

	Electrical Equipment - 0.7%
11,800	American Superconductor Corp.*	391,760

	Electronic Equipment & Instruments - 1.7%
7,300	Itron, Inc.*	443,767

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 96.4%, CONTINUED
	Electronic Equipment & Instruments - 1.7%, Continued

12,445	National Instruments Corp.	$355,056
7,810	Trimble Navigation Ltd.*	174,397

		973,220

	Energy Equipment & Services - 6.3%
8,900	Core Laboratories NV	945,625
10,800	Dril-Quip, Inc.*	583,308
11,600	Hornbeck Offshore Services, Inc.*	264,596
59,408	Key Energy Services, Inc.*	452,689
9,130	Oceaneering International, Inc.*	498,772
10,100	Oil States International, Inc.*	362,287
20,900	Pioneer Drilling Co.*	126,654
31,970	TETRA Technologies, Inc.*	331,209

		3,565,140

	Food & Staples Retailing - 0.9%
21,140	United Natural Foods, Inc.*	532,939

	Food Products - 0.8%
24,710	Hain Celestial Group, Inc.*	428,471

	Health Care Equipment & Supplies - 7.0%
32,000	Conceptus, Inc.*	541,760
13,860	Gen-Probe, Inc.*	577,823
5,800	Illumina, Inc.*	167,736
12,300	Masimo Corp.*	324,228
16,900	Meridian Bioscience, Inc.	349,999
15,300	Micrus Endovascular Corp.*	201,195
14,400	Neogen Corp.*	468,576
20,980	NuVasive, Inc.*	680,801
7,300	Thoratec Corp.*	217,467
27,800	Volcano Corp.*	409,494

		3,939,079

	Health Care Providers & Services - 7.3%
10,600	Amedisys, Inc.*	392,624
37,880	Eclipsys Corp.*	694,719

The accompanying notes are an integral part of these financial statements.

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Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 96.4%, CONTINUED
	Health Care Providers & Services - 7.3%, Continued

10,300	HMS Holdings Corp.*	$455,363
23,800	ICON PLC - ADR*	540,260
13,700	IPC The Hospitalist Company, Inc.*	431,002
32,400	PSS World Medical, Inc.*	626,940
23,510	Psychiatric Solutions, Inc.*	520,982
20,255	VCA Antech, Inc.*	459,181

		4,121,071

	Health Care Technology - 3.1%
18,800	athenahealth, Inc.*	787,720
25,100	Med Assets, Inc.*	585,834
22,221	Medidata Solutions, Inc.*	376,646

		1,750,200

	Hotels, Restaurants & Leisure - 2.2%
15,620	BJ’s Restaurants, Inc.*	266,633
9,600	Buffalo Wild Wings, Inc.*	383,424
9,600	Panera Bread Co. - Class A*	604,416

		1,254,473

	Internet & Catalog Retail - 3.1%
7,800	Blue Nile, Inc.*	435,942
12,900	Shutterfly, Inc.*	184,986
19,652	VistaPrint Ltd.*	1,120,754

		1,741,682

	Internet Software & Services - 5.9%
10,100	Akamai Technologies, Inc.*	242,400
90,300	Art Technology Group, Inc.*	364,812
55,459	CyberSource Corp.*	952,231
12,900	Digital River, Inc.*	325,467
9,700	GSI Commerce, Inc.*	216,698
14,800	Mercadolibre, Inc.*	730,528
31,570	Vocus, Inc.*	515,854

		3,347,990

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 96.4%, CONTINUED

	IT Services - 1.3%
16,000	Echo Global Logistics, Inc.*	$202,880
14,400	NCI, Inc.*	362,304
4,500	Telvent GIT S.A.	143,730

		708,914

	Kidney Dialysis Centers - 0.5%
37,200	Dialysis Corp of America*	271,560

	Life Sciences Tools & Services - 1.1%
21,400	Parexel International Corp.*	257,014
5,200	Techne Corp.	352,976

		609,990

	Media - 2.9%
76,512	IMAX Corp.*	801,846
28,200	National CineMedia, Inc.	412,002
42,300	TiVo, Inc.*	418,770

		1,632,618

	Multiline Retail - 0.6%
13,800	Big Lots, Inc.*	318,228

	Oil, Gas & Consumable Fuels - 2.8%
9,200	Arena Resources, Inc.*	376,188
16,700	Carrizo Oil & Gas, Inc.*	351,535
12,000	Goodrich Petroleum Corp.*	265,560
14,100	Tesco Corp.*	150,729
7,300	Whiting Petroleum Corp.*	454,425

		1,598,437

	Prepackaged Software - 2.1%
21,150	Blackbaud, Inc.	470,799
45,700	Phase Forward, Inc.*	697,382

		1,168,181

	Property & Casualty Insurance - 1.1%
24,898	Tower Group, Inc.	614,483

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 96.4%, CONTINUED

	Semiconductor & Related Products - 1.8%
18,500	Aixtron AG - ADR	$669,145
15,178	Monolithic Power Systems, Inc.*	326,327

		995,472

	Semiconductors & Semiconductor Equipment - 5.9%
57,420	ARM Holdings PLC - ADR	443,282
16,500	Atheros Communications, Inc.*	469,755
14,100	Cymer, Inc.*	471,504
10,800	Hittite Microwave Corp.*	407,376
15,300	Intersil Corp.	197,676
24,730	Microsemi Corp.*	376,638
27,300	Semtech Corp.*	437,346
19,070	Varian Semiconductor Equipment Associates, Inc.*	555,509

		3,359,086

	Software - 7.5%
20,900	Ansys, Inc.*	813,846
14,400	ArcSight, Inc.*	327,600
8,700	Concur Technologies, Inc.*	322,422
45,400	EPIQ Systems, Inc.*	587,930
7,800	Factset Research Systems, Inc.	564,330
15,300	MICROS Systems, Inc.*	429,318
20,500	Nuance Communications, Inc.*	311,395
30,400	PROS Holdings, Inc.*	237,120
8,700	Quality Systems, Inc.	517,563
6,900	Sourcefire, Inc.*	135,447

		4,246,971

	Specialty Retail - 4.8%
22,365	Aaron’s, Inc.	560,690
8,700	Aeropostale, Inc.*	274,050
17,299	Citi Trends, Inc.*	471,917
7,440	Guess?, Inc.	275,652
8,700	hhgregg, Inc.*	168,345
41,900	Pep Boys - Manny, Moe & Jack	338,971

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 96.4%, CONTINUED
	Specialty Retail - 4.8%, Continued

36,500	Ulta Salon, Cosmetics & Fragrance, Inc*	$599,695

		2,689,320

	Trading Companies & Distributors - 0.6%
7,745	MSC Industrial Direct Co., Inc. - Class A	355,496

	TOTAL COMMON STOCKS (Cost $48,376,799)	54,394,305

	SHORT-TERM INVESTMENT - 3.6%
	Money Market Fund - 3.6%
2,042,081	AIM Liquid Assets Portfolio - Institutional Class, 0.197%[1]	2,042,081

	TOTAL SHORT-TERM INVESTMENT (Cost $2,042,081)	2,042,081

	TOTAL INVESTMENTS IN SECURITIES - 100.0% (Cost $50,418,880)	56,436,386
	Liabilities in Excess of Other Assets - (0.0)%	(23,191)

	TOTAL NET ASSETS - 100.0%	$56,413,195

*	Non-income producing security.
ADR	American Depository Receipt
[1]	7-Day Yield

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2009

Shares		Value
	COMMON STOCKS - 97.1%
	Aerospace & Defense - 2.0%
6,250	BE Aerospace, Inc.*	$120,437
1,595	Precision Castparts Corp.	165,370

		285,807

	Auto Components - 1.1%
8,650	LKQ Corp.*	150,769

	Beverages - 2.0%
2,687	Brown-Forman Corp. - Class B	137,494
4,100	Hansen Natural Corp.*	143,377

		280,871

	Biological Products - 1.6%
10,500	QIAGEN NV*	232,050

	Biotechnology - 1.4%
800	Alexion Pharmaceuticals, Inc.*	36,280
1,880	Cephalon, Inc.*	103,306
2,700	Myriad Genetics, Inc.*	62,424

		202,010

	Capital Markets - 3.3%
2,380	Affiliated Managers Group, Inc.*	155,200
850	Greenhill & Co., Inc.	69,403
2,800	Lazard Ltd.	108,528
5,450	Raymond James Financial, Inc.	132,380

		465,511

	Chemicals - 1.0%
2,975	Airgas, Inc.	137,594

	Commercial Banks - 0.7%
2,200	Cullen/Frost Bankers, Inc.	105,644

	Commercial Services & Supplies - 5.4%
6,800	Corrections Corp. of America*	169,932
3,200	DeVry, Inc.	173,824
3,250	FTI Consulting, Inc.*	150,345
3,950	Stericycle, Inc.*	216,184

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 97.1%, CONTINUED
	Commercial Services & Supplies - 5.4%, Continued

300	Strayer Education, Inc.	$59,250

		769,535

	Communications Equipment - 1.8%
5,400	F5 Networks, Inc.*	253,962

	Computers & Peripherals - 0.5%
2,300	NetApp, Inc.*	70,886

	Diversified Financial Services - 0.6%
2,600	MSCI, Inc.*	79,222

	Electrical Equipment - 1.0%
250	First Solar, Inc.*	29,777
2,200	Roper Industries, Inc.	114,488

		144,265

	Electronic Equipment & Instruments - 3.3%
3,300	Dolby Laboratories, Inc.*	147,576
2,250	Itron, Inc.*	136,777
4,720	National Instruments Corp.	134,662
2,060	Trimble Navigation Ltd.*	46,000

		465,015

	Energy Equipment & Services - 5.1%
1,650	Core Laboratories NV	175,313
3,590	FMC Technologies, Inc.*	195,547
3,860	National-Oilwell Varco, Inc.*	166,057
3,200	Noble Corp.	132,192
5,860	TETRA Technologies, Inc.*	60,710

		729,819

	Food & Staples Retailing - 0.6%
3,100	Whole Foods Market, Inc.*	79,515

	Health Care Equipment & Supplies - 7.1%
4,085	Gen-Probe, Inc.*	170,303
9,998	Hologic, Inc.*	144,671
4,100	Idexx Laboratories, Inc.*	205,205

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 97.1%, CONTINUED
	Health Care Equipment & Supplies - 7.1%, Continued

4,500	Illumina, Inc.*	$130,140
4,925	ResMed, Inc.*	247,580
2,250	Varian Medical Systems, Inc.*	105,165

		1,003,064

	Health Care Providers & Services - 6.4%
3,395	Cerner Corp.*	255,609
2,650	Express Scripts, Inc.*	227,370
2,595	Henry Schein, Inc.*	128,868
5,695	Psychiatric Solutions, Inc.*	126,201
7,280	VCA Antech, Inc.*	165,038

		903,086

	Hotels, Restaurants & Leisure - 1.5%
900	Chipotle Mexican Grill, Inc.*	74,799
2,300	Panera Bread Co. - Class A*	144,808

		219,607

	Insurance - 1.6%
2,950	Covanta Holding Corp.*	50,357
6,480	HCC Insurance Holdings, Inc.	169,322

		219,679

	Internet & Catalog Retail - 1.5%
1,200	Netflix, Inc.*	70,356
2,550	VistaPrint Ltd.*	145,426

		215,782

	Internet Software & Services - 2.3%
5,650	Akamai Technologies, Inc.*	135,600
2,050	Mercadolibre, Inc.*	101,188
4,200	VeriSign, Inc.*	94,248

		331,036

	IT Services - 7.1%
4,300	Alliance Data Systems Corp.*	262,257
4,410	Cognizant Technology Solutions Corp. - Class A*	193,731

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 97.1%, CONTINUED
	IT Services - 7.1%, Continued

5,555	Global Payments, Inc.	$284,750
10,845	Iron Mountain, Inc.*	260,280

		1,001,018

	Life Sciences Tools & Services - 3.4%
3,580	Covance, Inc.*	190,134
2,450	Life Technologies Corp.*	121,961
2,590	Millipore Corp.*	176,379

		488,474

	Machinery - 0.3%
1,500	AGCO Corp.*	45,465

	Medical Devices - 1.5%
755	Intuitive Surgical, Inc.*	211,808

	Multiline Retail - 1.4%
3,700	Big Lots, Inc.*	85,322
3,650	Family Dollar Stores, Inc.	111,362

		196,684

	Oil, Gas & Consumable Fuels - 4.6%
4,630	Newfield Exploration Co.*	195,756
3,350	Petrohawk Energy Corp.*	74,839
3,900	Range Resources Corp.	183,807
4,410	Southwestern Energy Co.*	193,864

		648,266

	Pharmaceuticals - 0.7%
1,755	Shire PLC - ADR	103,317

	Professional Services - 1.6%
2,750	IHS, Inc.*	138,270
3,450	Verisk Analytics, Inc.*	92,839

		231,109

	Road & Rail - 0.5%
2,400	J.B. Hunt Transport Services, Inc.	76,464

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 97.1%, CONTINUED

	Semiconductor & Semiconductor Equipment - 7.3%
34,265	ARM Holdings PLC - ADR	$264,526
6,511	ASML Holding NV - ADR	201,776
750	Cree, Inc.*	35,872
8,890	Intersil Corp. - Class A	114,859
7,280	Microchip Technology, Inc.	191,100
6,550	NVIDIA Corp.*	85,543
5,025	Varian Semiconductor Equipment Associates, Inc.*	146,378

		1,040,054

	Software - 8.1%
16,820	Activision Blizzard, Inc.*	191,580
3,050	Ansys, Inc.*	118,767
2,300	Factset Research Systems, Inc.	166,405
2,250	McAfee, Inc.*	85,838
8,950	Nuance Communications, Inc.*	135,950
7,290	Red Hat, Inc.*	194,643
4,005	Salesforce.com, Inc.*	251,033

		1,144,216

	Specialty Retail - 7.3%
700	AutoZone, Inc.*	103,509
3,650	CarMax, Inc.*	72,562
6,080	GameStop Corp. - Class A*	148,413
4,650	Guess ?, Inc.	172,282
4,600	Ross Stores, Inc.	202,308
4,350	The TJX Companies, Inc.	166,953
5,500	Urban Outfitters, Inc.*	174,020

		1,040,047

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2009, Continued

Shares		Value
	COMMON STOCKS - 97.1%, CONTINUED

	Trading Companies & Distributors - 1.5%
2,530	Fastenal Co.	$93,812
2,580	MSC Industrial Direct Co., Inc. - Class A	118,422

		212,234

	TOTAL COMMON STOCKS (Cost $14,157,730)	13,783,885

	SHORT-TERM INVESTMENT - 2.8%
	Money Market Fund - 2.8%
393,252	AIM Liquid Assets Portfolio - Institutional Class, 0.197%[1]	393,252

	TOTAL SHORT-TERM INVESTMENT (Cost $393,252)	393,252

	TOTAL INVESTMENTS IN SECURITIES - 99.9% (Cost $14,550,982)	14,177,137
	Other Assets in Excess of Liabilities - 0.1%	12,149

	TOTAL NET ASSETS - 100.0%	$14,189,286

*	Non-income producing security.
ADR	American Depository Receipt
[1]	7-Day Yield

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2009

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

ASSETS
Investments in securities, at value* (Note 2)	$56,436,386	$14,177,137
Receivables:
Investment securities sold	45,162	—
Fund shares sold	112,183	30,661
Dividends and interest	16,682	9,559
Due from advisor, net	—	13,544
Prepaid expenses	31,612	26,315

Total assets	56,642,025	14,257,216

LIABILITIES
Payables:
Investment securities purchased	77,462	—
Fund shares redeemed	44,714	—
Distribution fees	13,294	5,869
Investment advisory fees, net	18,970	—
Administration fees	5,446	3,613
Fund accounting fees	10,000	9,000
Transfer agent fees	24,077	16,614
Custody fees	2,965	1,088
Chief Compliance Officer fees	1,250	1,250
Other accrued expenses	30,652	30,496

Total liabilities	228,830	67,930

NET ASSETS	$56,413,195	$14,189,286

COMPONENTS OF NET ASSETS
Paid-in capital	$57,216,710	$17,659,450
Undistributed net investment Income	—	1,071
Accumulated net realized loss on investments	(6,821,021)	(3,097,390)
Net unrealized appreciation (depreciation) on investments	6,017,506	(373,845)

Net assets	$56,413,195	$14,189,286

* Cost of Investments	$50,418,880	$14,550,982

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2009, Continued

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

Class A:
Net assets	$22,057,604	$9,637,407
Shares issued and outstanding (unlimited number of shares authorized without par value)	2,427,402	1,102,889

Net asset value, and redemption price per share	$9.09	$8.74

Maximum offering price per share**
(net asset value per share/front-end sales charge) ($9.09/94.75%)	$9.59

($8.74/94.75%)		$9.22

Class I:
Net assets	$34,355,591	$4,551,879
Shares issued and outstanding (unlimited number of shares authorized without par value)	3,666,826	472,819
Net asset value, offering price, and redemption price per share	$9.37	$9.63

**	On purchases of $25,000 or more the front-end sales charge is reduced.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Operations For the Year Ended November 30, 2009

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

INVESTMENT INCOME
Income
Dividends (net of $2,426 and $1,057 foreign withholding tax, respectively)	$127,619	$70,626
Interest	9,268	2,870

Total investment income	136,887	73,496

EXPENSES (NOTE 3)

Investment advisory fees	322,307	97,427
Transfer agent fees	136,433	81,248
Administration fees	55,452	49,713
Distribution fees - Class A	46,928	20,282
Fund accounting fees	46,700	37,725
Reports to shareholders	38,495	33,730
Registration fees	29,268	32,321
Custody fees	25,840	9,685
Audit fees	25,500	25,500
Miscellaneous expenses	9,947	9,228
Chief Compliance Officer fees	7,246	7,246
Trustee fees	5,954	5,332
Legal fees	5,409	4,649
Distribution fees - Class C(1)	2,054	1,747
Insurance expense	1,952	1,880
Interest expense	—	557

Total expenses	759,485	418,270
Less fees waived	(173,326)	(233,862)

Net expenses	586,159	184,408

Net investment loss	(449,272)	(110,912)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments	(2,831,048)	(1,904,517)
Change in unrealized appreciation on investments	15,319,458	5,858,115

Net realized and unrealized gain on investments	12,488,410	3,953,598

Net increase in net assets resulting from operations	$12,039,138	$3,842,686

(1)	Effective November 20, 2009, the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund converted the Class C shares into the Class A shares. Class C shares no longer exist.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets

Stephens Small Cap Growth Fund

	Year Ended	Year Ended
	November 30, 2009	November 30, 2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss	$(449,272)	$(457,737)
Net realized loss on investments	(2,831,048)	(3,942,730)
Change in unrealized appreciation (depreciation) on investments	15,319,458	(17,047,109)

Net increase (decrease) in net assets resulting from operations	12,039,138	(21,447,576)

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Net decrease in net assets derived from net change in outstanding shares - Class A (a)(b)	(2,825,923)	(3,417,130)
Net increase (decrease) in net assets derived from net change in outstanding shares - Class C (a)	(147,570)	121,933
Net increase in net assets derived from net change in outstanding shares - Class I (a)(c)	13,619,635	10,429,500

Total increase in net assets from capital share transactions	10,646,142	7,134,303

Total increase (decrease) in net assets	22,685,280	(14,313,273)

NET ASSETS

Beginning of year	33,727,915	48,041,188

End of year	$56,413,195	$33,727,915

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
Class A	Shares	Value	Shares	Value

Shares sold	494,093	$3,842,621	319,078	$3,323,688
Shares redeemed (b)	(988,769)	(7,060,378)	(680,272)	(6,740,818)
Transfer in from Class C (d)	43,024	391,834	—	—

Net decrease	(451,652)	$(2,825,923)	(361,194)	$(3,417,130)

(b)	Net of redemption fees of $2,370 and $1,069, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

	Year Ended		Year Ended*
	November 30, 2009		November 30, 2008
Class C (d)	Shares	Value	Shares	Value

Shares sold	35,639	$266,125	12,301	$121,933
Shares redeemed	(3,394)	(21,861)	—	—
Transfer out to Class A	(44,546)	(391,834)	—	—

Net increase (decrease)	(12,301)	$(147,570)	12,301	$121,933

*	Class C shares had been offered since March 28, 2008.

	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
Class I	Shares	Value	Shares	Value

Shares sold	2,578,666	$20,542,282	1,477,595	$12,897,022
Shares redeemed	(855,978)	(6,922,647)	(268,490)	(2,467,522)

Net increase	1,722,688	$13,619,635	1,209,105	$10,429,500

(c)	Net of redemption fees of $0 and $1,781, respectively.

(d)	Effective November 20, 2009, the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund converted the Class C shares into the Class A shares. Class C shares no longer exist.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

Stephens Mid Cap Growth Fund

	Year Ended	Year Ended
	November 30, 2009	November 30, 2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss	$(110,912)	$(169,143)
Net realized loss on investments	(1,904,517)	(1,018,590)
Change in unrealized appreciation (depreciation) on investments	5,858,115	(8,778,614)

Net increase (decrease) in net assets resulting from operations	3,842,686	(9,966,347)

CAPITAL SHARE TRANSACTIONS (Note 3)

Net increase (decrease) in net assets derived from net change in outstanding shares - Class A (a)(b)	(471,070)	696,954
Net increase (decrease) in net assets derived from net change in outstanding shares - Class C (a)	(126,845)	107,175
Net increase (decrease) in net assets derived from net change in outstanding shares - Class I (a)(c)	(838,660)	3,409,691

Total increase (decrease) in net assets from capital share transactions	(1,436,575)	4,213,820

Total increase (decrease) in net assets	2,406,111	(5,752,527)

NET ASSETS

Beginning of year	11,783,175	17,535,702

End of year	$14,189,286	$11,783,175

Undistributed Net Investment Income	$1,071	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
Class A	Shares	Value	Shares	Value

Shares sold	108,817	$813,372	333,933	$3,666,201
Shares redeemed (b)	(227,423)	(1,590,438)	(280,699)	(2,969,247)
Transfer in from Class C (d)	35,201	305,996	—	—

Net increase (decrease)	(83,405)	$(471,070)	53,234	$696,954

(b)	Net of redemption fees of $59 and $737, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

	Year Ended		Year Ended*
	November 30, 2009		November 30, 2008
Class C (d)	Shares	Value	Shares	Value

Shares sold	27,425	$185,800	10,991	$107,175
Shares redeemed	(1,222)	(6,649)	—	—
Transfer out to Class A	(37,194)	(305,996)	—	—

Net increase (decrease)	(10,991)	$(126,845)	10,991	$107,175

*	Class C shares had been offered since March 28, 2008.

	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
Class I	Shares	Value	Shares	Value

Shares sold	293,576	$2,228,123	346,288	$4,144,726
Shares redeemed	(373,469)	(3,066,783)	(69,434)	(735,035)

Net increase (decrease)	(79,893)	$(838,660)	276,854	$3,409,691

(c)	Net of redemption fees of $0 and $1,743, respectively.
(d)	Effective November 20, 2009, the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund converted the Class C shares into the Class A shares. Class C shares no longer exist.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods

Stephens Small Cap Growth Fund

CLASS A	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$6.90	$12.03	$10.55	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.09)	(0.13)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	2.28	(5.00)	1.64	0.65

Total from investment operations	2.19	(5.13)	1.48	0.54

LESS DISTRIBUTIONS

From net investment income	—	—	—	—
From net realized gain	—	—	—	—

Total distributions	—	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.01

Net asset value, end of year/period	$9.09	$6.90	$12.03	$10.55

Total return without sales load	31.74%	(42.64)%	14.03%	5.50	% ^
Total return with sales load	24.86%	(45.67)%	8.09%	0.00	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$22.1	$19.8	$39.0	$42.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	1.91%	1.69%	1.68%	1.62	%+
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.46	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.59%)	(1.36%)	(1.36%)	(1.25	%)+
After fees waived and expenses absorbed	(1.18%)	(1.17%)	(1.18%)	(1.09	%)+
Portfolio turnover rate	35%	43%	51%	70	% ^

(1)	Fund commenced operations on December 1, 2005.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods, Continued

Stephens Small Cap Growth Fund

CLASS I	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$7.09	$12.34	$10.80	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.06)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	2.34	(5.21)	1.55	0.83

Total from investment operations	2.28	(5.25)	1.54	0.80

LESS DISTRIBUTIONS

From net investment income	—	—	—	—
From net realized gain	—	—	—	—

Total distributions	—	—	—	—

Paid-in capital from redemption fees (Note 2)	—	0.00 *	—	—

Net asset value, end of year/period	$9.37	$7.09	$12.34	$10.80

Total return	32.16%	(42.54)%	14.26%	8.00	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$34.4	$13.8	$9.1	$0.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	1.65%	1.46%	1.43%	1.41	%+
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.33%)	(1.00%)	(1.11%)	(1.23	%)+
After fees waived and expenses absorbed	(0.93%)	(0.79%)	(0.93%)	(1.07	%)+
Portfolio turnover rate	35%	43%	51%	70	% ^

(1)	Class I shares have been offered since August 31, 2006.
*	Amount less than $0.01
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods, Continued

Stephens Mid Cap Growth Fund

CLASS A	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$6.53	$12.22	$9.80	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.07)	(0.11)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	2.28	(5.58)	2.52	(0.13)

Total from investment operations	2.21	(5.69)	2.42	(0.20)

LESS DISTRIBUTIONS

From net investment income	—	—	—	—
From net realized gain	—	—	—	—

Total distributions	—	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00	*

Net asset value, end of year/period	$8.74	$6.53	$12.22	$9.80

Total return without sales load	33.84%	(46.56)%	24.69%	(2.00	)% ^
Total return with sales load	26.85%	(49.38)%	18.18%	(7.11	)% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$9.6	$7.7	$13.8	$10.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	3.32%	2.42%	3.14%	3.24	%+
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.50	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(2.75%)	(1.97%)	(2.65%)	(2.71	%)+
After fees waived and expenses absorbed	(0.93%)	(1.05%)	(1.01%)	(0.97	%)+
Portfolio turnover rate	29%	32%	52%	29	% ^

(1)	Fund commenced operations on February 1, 2006.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods, Continued

Stephens Mid Cap Growth Fund

CLASS I	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2007	2006(1)

Net asset value, beginning of year/period	$7.18	$13.39	$10.72	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.07)	(0.06)	(0.02)	(0.02)
Net realized and unrealized gain on investments	2.52	(6.15)	2.69	0.74

Total from investment operations	2.45	(6.21)	2.67	0.72

LESS DISTRIBUTIONS

From net investment income	—	—	—	—
From net realized gain	—	—	—	—

Total distributions	—	—	—	—

Paid-in capital from redemption fees (Note 2)	—	0.00 *	—	—

Net asset value, end of year/period	$9.63	$7.18	$13.39	$10.72

Total return	34.12%	(46.38)%	24.91%	7.20	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$4.6	$4.0	$3.7	$0.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	3.03%	2.19%	2.89%	3.13	%+
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(2.46%)	(1.57%)	(2.40%)	(2.65	%)+
After fees waived and expenses absorbed	(0.69%)	(0.63%)	(0.76%)	(0.77	%)+
Portfolio turnover rate	29%	32%	52%	29	% ^

(1)	Class I shares have been offered since August 31, 2006.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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Stephens Funds®

Notes to Financial Statements November 30, 2009

 Note 1 – Organization

The Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on December 1, 2005 and February 1, 2006, respectively.

The Funds offer Class A and Class I shares. Class A shares are sold with a front-end sales charge. Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Effective November 20, 2009, each Fund converted Class C shares into Class A shares. Class C Shares no longer exist. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Each Fund’s investment objective is to seek long-term capital appreciation.

 Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued using the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At November 30, 2009, the Funds did not hold fair valued securities.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.
Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Stephens Small Cap Growth Fund’s net assets as of November 30, 2009:

	Level 1	Level 2	Level 3	Total

Equity
Consumer Discretionary	$7,914,764	$—	$—	$7,914,764
Consumer Staples	1,234,177	—	—	1,234,177
Energy	5,163,577	—	—	5,163,577
Financials	4,979,938	—	—	4,979,938
Health Care	12,637,519	—	—	12,637,519
Industrials	4,487,785	—	—	4,487,785
Information Technology	17,411,619	—	—	17,411,619
Telecommunication Services	371,427	—	—	371,427
Utilities	193,499	—	—	193,499

Total Equity	54,394,305	—	—	54,394,305
Short-Term Investment	2,042,081	—	—	2,042,081

Total Investments in Securities	$56,436,386	$—	$—	$56,436,386

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

The following is a summary of the inputs used to value the Stephens Mid Cap Growth Fund’s net assets as of November 30, 2009:

	Level 1	Level 2	Level 3	Total

Equity
Consumer Discretionary	$1,910,537	$—	$—	$1,910,537
Consumer Staples	360,386	—	—	360,386
Energy	1,378,085	—	—	1,378,085
Financials	819,699	—	—	819,699
Health Care	3,143,809	—	—	3,143,809
Industrials	1,842,442	—	—	1,842,442
Information Technology	4,191,333	—	—	4,191,333
Materials	137,594	—	—	137,594

Total Equity	13,783,885	—	—	13,783,885
Short-Term Investment	393,252	—	—	393,252

Total Investments in Securities	$14,177,137	$—	$—	$14,177,137

The Funds have adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. During the year ended November 30, 2009, the Funds did not hold any derivative instruments.

B.	Option Writing. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

C.	Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At November 30, 2009, the Funds had capital loss carryforwards available for federal income tax purposes as follows:

Stephens Small Cap Growth Fund		Stephens Mid Cap Growth Fund
Year of Expiration	Amount	Year of Expiration	Amount

November 30, 2014	$30,875	November 30, 2015	$172,665
November 30, 2016	$3,791,271	November 30, 2016	$1,009,897
November 30, 2017	$2,151,182	November 30, 2017	$1,881,522

	$5,973,328		$3,064,084

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Funds’ 2009 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first-out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

value of property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. Class A shares are sold with a front-end sales charge of 5.25%. Purchases greater than $25,000 into the Funds are offered at a reduced sales charge. For Class I shares, the offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on Class A shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share. For the year ended November 30, 2009, the Stephens Small Cap Growth Fund decreased accumulated net investment loss by $449,272 and decreased paid-in capital by $449,272. Net assets were not affected by the change. For the year ended November 30, 2009, the Stephens Mid Cap Growth Fund

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

decreased accumulated net investment loss by $111,983, increased accumulated net realized loss on investments by $175 and decreased paid-in capital by $111,808. Net assets were not affected by the change.

J.	Subsequent events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through January 27, 2010, the date the financial statements were available to be issued.

 Note 3 – Commitments and Other Related Party Transactions

Stephens Investment Management Group, LLC, (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Funds. For the year ended November 30, 2009, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $322,307 and $97,427 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s total net expenses to not more than 1.50% of average daily net assets for Class A shares and not more than 1.25% of average daily net assets for Class I shares. Effective December 1, 2009, the Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit net annual operating expenses for the Stephens Small Cap Growth Fund Class A shares to 1.35% and Class I shares to 1.10%. The Advisor’s contract term is indefinite and may be terminated only by the Board of Trustees. For the year ended November 30, 2009, the Advisor waived fees and reimbursed expenses of $173,326, and $233,862 for the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, respectively.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At November 30, 2009, the remaining unreimbursed amounts paid and/or waived by the Advisor on

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

behalf of the Funds that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Stephens Small Cap Growth Fund		Stephens Mid Cap Growth Fund
Year of Expiration	Amount	Year of Expiration	Amount

November 30, 2010	$79,636	November 30, 2010	$179,613
November 30, 2011	$79,306	November 30, 2011	$170,361
November 30, 2012	$173,326	November 30, 2012	$233,862

Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$40,000
Under $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended November 30, 2009, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $55,452 and $49,713 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended November 30, 2009, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund were each allocated $7,246 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Funds’ shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A shares. The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Class A shares. No distribution or shareholder servicing fees are paid by Class I shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities. For the year ended November 30, 2009, Stephens Inc. an affiliate of Stephens Investment Management Group, LLC, received distribution fees of $36,179 from the Stephens Small Cap Growth Fund Class A, and distribution fees of $6,633 from the Stephens Mid Cap Growth Fund Class A. For the year ended November 30, 2009, Stephens Inc., also received sales commissions of $12,887 from the Stephens Small Cap Growth Fund and $4,659 from the Stephens Mid Cap Growth Fund.

 Note 4 – Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities for the Stephens Small Cap Growth Fund for the year ended November 30, 2009, were $24,112,430 and $14,625,265, respectively and for the Stephens Mid Cap Growth Fund for the year ended November 30, 2009, were $3,590,021 and $5,063,400, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2009.

 Note 5 – Distributions to Shareholders

For the year ended November 30, 2009 and year ended November 30, 2008, there were no distributions by the Funds.

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Stephens Funds®

Notes to Financial Statements as of November 30, 2009, Continued

As of November 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Stephens Small Cap Growth Fund	Stephens Mid Cap Growth Fund

Cost of investments(a)	$51,266,573	$14,583,217

Gross unrealized appreciation	9,969,508	1,583,800
Gross unrealized depreciation	(4,799,695)	(1,989,880)

Net tax unrealized appreciation (depreciation)	$5,169,813	$(406,080)

Undistributed ordinary income	$—	$—
Undistributed long-term capital gain	—	—

Total distributable earnings	$—	$—

Other accumulated loss	(5,973,328)	(3,064,084)

Total accumulated loss	$(803,515)	$(3,470,164)

(a)	The difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for income tax purposes.

 Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes. During the year ended November 30, 2009, the Stephens Small Cap Growth Fund did not draw on the line of credit and there was no loan payable balance for the Fund at November 30, 2009. For the year ended November 30, 2009, the Stephens Mid Cap Growth Fund utilized the line of credit on July 16, 2009 in the amount of $1,473,000. The interest rate on the outstanding principal amount was 3.25% and the interest expense amounted to $557. The line of credit was paid in full on July 22, 2009. At November 30, 2009, the Stephens Mid Cap Growth Fund did not have an outstanding loan balance.

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Stephens Funds®

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and from commencement of operations (December 1, 2005 for the Stephens Small Cap Growth Fund and February 1, 2006 for the Stephens Mid Cap Growth Fund) to November 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

WWW.STEPHENSFUNDS.COM

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund as of November 30, 2009, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2010

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund

 Annual Report – Period Ended November 30, 2009

At a meeting held on August 3 and 4, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund with Stephens Investment Management Group, LLC for another annual term. At this meeting and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Funds’ historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds, as of March 31, 2009, on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund, Continued

For the Stephens Small Cap Growth Fund, the Board noted that the Fund’s performance was in line with, or slightly above its peer group median. In considering performance, the Board considered that the peer group contained all no load mutual funds, which could be a factor in the Fund’s performance relative to its peer group.

For the Stephens Mid Cap Growth Fund, the Board noted that the Fund’s performance was above or in line with its peer group median over the relevant periods. The Board took into account that the peer group contained all no load mutual funds, which could be a factor in the Fund’s performance relative to its peer group.

3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreements. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as any expense waivers and reimbursements available for the Funds.

For the Stephens Small Cap Growth, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% for the Class A shares, 2.25% for the Class C shares, and 1.25% for the Class I shares. The Board also noted that the contractual advisory fee was below its peer group median.

For the Stephens Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% for the Class A shares, 2.25% for the Class C shares, and 1.25% for the Class I shares. The Board noted that, while the Fund’s total expense ratio was above its peer group median, the contractual advisory fee was below the median and was in line with the fees charged by the advisor to its other investment management clients. In addition, the Board noted that the Fund’s expenses were not outside the range of its peer group.

4.	Economies of Scale. The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grew. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation. The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the

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Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund, Continued

direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and its shareholders.

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Stephens Funds®

Trustees and Executive Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board. Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request by calling (866) 735-7464.

The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with	Length of	During Past	Overseen	Directorships
and Address	the Trust(1)	Time Served	Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Trustee; Allegiant Funds.

Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

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Stephens Funds®

Trustees and Executive Officers, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with	Length of	During Past	Overseen	Directorships
and Address	the Trust(1)	Time Served	Five Years	by Trustees	Held

Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Independent Trustee, The Managers Funds, Managers AMG Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.

Officers of the Trust

Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable.	Not Applicable.

Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Executive Vice President	Indefinite Term; Since November 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC, since September 1997; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006.	Not Applicable.	Not Applicable.

Patrick J. Rudnick (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007); formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).	Not Applicable.	Not Applicable.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

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Stephens Funds®

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdngs (Unaudited)

The Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Information About Householding

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 735-7464 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

WWW.STEPHENSFUNDS.COM

PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report

INVESTMENT ADVISOR
Stephens Investment Management Group, LLC
111 Center Street
Little Rock, Arkansas 72201
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103-3638
LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York 10022
CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Stephens Funds®	Ticker	CUSIP
Stephens Small Cap Growth Fund — Class A	STSGX	742935422
Stephens Small Cap Growth Fund — Class I	STSIX	742935380

Stephens Mid Cap Growth Fund — Class A	STMGX	742935414
Stephens Mid Cap Growth Fund — Class I	SFMIX	742935372
TRANSFER AGENT, FUND ACCOUNTANT
AND FUND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Mutual fund investing involves risk. Principal loss is possible.
stephensimg.com
FOR ADDITIONAL INFORMATION CONTACT YOUR INVESTMENT ADVISOR OR VISIT STEPHENSFUNDS.COM

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Stephens Small Cap Growth Fund

	FYE 11/30/2009	FYE 11/30/2008

Audit Fees	$22,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A
Stephens Mid Cap Growth Fund

	FYE 11/30/2009	FYE 11/30/2008

Audit Fees	$22,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2009	FYE 11/30/2008

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Stephens Small Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Stephens Mid Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
     (Registrant) Professionally Managed Portfolios
     By (Signature and Title)  /s/ Robert M. Slotky
Robert M. Slotky, President
     Date  2/3/2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
     By (Signature and Title)  /s/ Robert M. Slotky
Robert M. Slotky, President
     Date  2/3/2010
     By (Signature and Title)  /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer
     Date  2/4/2010

*	Print the name and title of each signing officer under his or her signature.